FORM 8K





Tuesday      December 29, 2020




FORM 8K




Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event report:
Tuesday             December 29, 2020



Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Operating State:  Michigan
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985



(Address of Principal Executive Officers)



Access-Power, & Co., Inc.
PO BOX 598
Grand Haven, MI  49417


Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Matters...

Dear Shareholders of  ACCR and Esteemed Commissioners of the SEC,

We will be pursuing our new venue change on January 24, 2021. We last were told by Liz Heese at OTC Markets that we may re-apply on this date. We will be READY. ACCR never abuses our SEC Edgar
Reporting Privileges.

All of our press releases EVER ISSUED for 2019/2020 can be found using the Globenewswire link:

https://www.globenewswire.com/Search/NewsSearch?organization=
Access-Power%2C%20Inc.

We are attesting under penalties of perjury that every single one of them is 100% true and accurate. Patrick will take full responsibility for the deals not materializing in 2020, and Patrick loves to WHALE HUNT for a REVERSE MERGER.

The Company sent off an email to OTC Markets Compliance Chiefs this past week in preparation for the upcoming application. It was emailed to:

---------- Original Message ----------
From: Patrick Jensen <pjensen@myaccess-power.com>
To: liz@otcmarkets.com, nancy@otcmarkets.com, dan@otcmarkets.com
Date: December 27, 2020 2:06 PM
Subject: ACCR

Hi Liz, Nancy, and Dan,

Here is an excerpt of our email to PLEA with OTC Markets.com:

"...We desire a re-application to be PINK CURRENT on January 24, 2021...soon again. I will continue to look for a real
REVERSE MERGER...as these are real investment banking alternative financing for private companies that want to go public.
My deals that went bad in 2020:

The Stephane Bontemps deal... CONFIDENTIAL.

I had more big deals that went bad, just trying to find a GOOD REVERSE MERGER...done the right way. Other deals gone bad...this YEAR.

The TX $1million Rev Co...
David Lazar and I negotiated for ACCR in June/July 2020...
Stormy Simon and I had a fight because I PR'd our deal...
I even tried to make deal with GRNF and Justin Costello in Spring 2020, we texted back in the Fall 2019 about my Clones by Drones idea, which did receive a grant in the federal trademark in October 2020. He asked for a term sheet in ACCR.

I saved all the texts on my phone.  EVERY ONE was saved! "

I have a fiduciary responsibility to my Shareholders, and   I want
everyone to know of my WARRIOR spirit. We wish to provide full transparancy for our Shareholders. ACCR wants OTC
Markets to be 100% comfortable with our application to be PINK CURRENT by the January 24, 2021 reapplication date.

Our share structure is the same dating back to March 1, 2012, and we value our shares. Our cash position by the end of April 2021 is estimated to be now over $70,000.00, and ACCR sees no problem covering any Corporate expenses throughout 2021.

Furthermore,  the Company has learned that in 2021, OTC
Markets and Market Makers will decide price discovery and entity certification for achieving Solicited Quotes. We understand that the FORM 211 with FINRA will be gone for all PINK CURRENT INFORMATION tier stocks.

The Solicited Quotes will happen on a select basis, and we believe to have an EXCELLENT relationship with our Primary Market Maker.

We hope to make a MONUMENTAL deal in 2021 and maybe by the Fall 2021 re-file our FORM 10 with the SEC to Re-
Register our shares according to all the Spirit in all the laws of the Securities and Exchange Commission '33 & '34.

Sincerely, and with all the respect in the world, as your Director,

Happy New Year to all my Shareholders!




x /s/__________________________________________

Patrick J Jensen
Sole Director of ACCR
Access-Power & Co., Inc.

Tuesday     December 29, 2020




Confidentiality Notice: The information in this email and any attachments may be privileged, confidential, or proprietary. If you are not the intended recipient, you are prohibited from using, copying, relying upon, or disseminating the information, and the sender disclaims any liability for such unauthorized use. Further, if you are not the intended recipient, please notify the sender immediately and delete the message from your computer. Thank you.

The following should be considered in connection with an evaluation of our business and recent market activities as described above: There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY
INVOLVE A HIGH DEGREE OF RISK AND,
THEREFORE, SHOULD BE CONSIDERED
EXTREMELY SPECULATIVE. THEY SHOULD
NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY
OF THE LOSS OF THE ENTIRE INVESTMENT.
PROSPECTIVE INVESTORS SHOULD READ
ALL OF THE COMPANY'S FILINGS, INCLUDING
ALL EXHIBITS, AND CAREFULLY CONSIDER,
AMONG OTHER FACTORS THE VARIOUS
RISK FACTORS THAT MAY  BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many
substantial risks to an investment in our common stock.
Carefully consider these risk factors, along with any available information currently reported by the Company
(of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning
Forward-Looking Statements Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate",
"expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict.

Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

END of REPORT